Exhibit 99.2

Exhibit 99.2 Fiscal Q2 2021 Results February 4, 2021

Cautionary Statement Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance, including revenue, expenses, earnings or cash flow; operators’ expected operating and financial performance, including production, deliveries, mine plans and reserves, development, cash flows and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; liquidity, financing and dividends; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a low-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, changes to mine plans and reserves, liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19; risks associated with doing business in foreign countries; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2020. Most of these factors are beyond our ability to predict or control. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates for calendar 2020, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. Information in this presentation concerning the Khoemacau Copper Project was provided to the Company by Cupric Canyon Capital L.P., the privately-held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. 2 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021

Today’s Speakers 3 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 Mark Isto Executive VP and COO, Royal Gold Corp. Paul Libner CFO and Treasurer Bill Heissenbuttel President and CEO

Q2 2021 Overview • Highlights • • Record revenue of $158.4M $59.9M net income, or $0.91/share $0.92/share after adjustments1 • • • • $99.9M cash flow from operations $18.4M dividends paid $200M of debt, $182M of net cash1, ~$1.2B total available liquidity • Notable developments • • • Completed funding of $212M Khoemacau 80% base silver stream Increased annual dividend for 20th consecutive year to $1.20/share Fabiana Chubbs added to the Board of Directors after the retirement of Chris Thompson 4 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021

Recent Developments • Khoemacau progress3 • • Overall construction progress ~85% $32.6M contribution to silver stream made January 6 • $212M total contribution to date – advance payment for 80% base silver stream now complete Amount and form of remaining commitment to be determined • • Target startup timeline: • • Commissioning – late calendar Q2 First concentrate shipment – late calendar Q3 Ramp-up to nameplate capacity – calendar Q4 Sustained production – calendar Q1, 2022 • • 5 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 Ore drive in the north mine

Recent Developments • progress3 Khoemacau 6 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 Concrete work on stormwater sump Geocell progress on boxcut

Recent Developments • progress3 Khoemacau 7 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 Concentrate bagging facility Haul road and access road to Boseto

Recent Developments • progress3 Khoemacau 8 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 Boseto substation Modular water treatment plant

Fiscal Q2 Financial Results • $158.4M revenue • • • Volume of 84,500 GEOs2 Strong contribution from royalty segment Higher gold, silver, copper prices compared to prior year quarter • $59.9M net income, or $0.91/share $0.92/share, adjusted to exclude1: • • $0.01/share loss on equity securities • $99.9M cash flow from operations • Guidance: • Fiscal Q3 2021 stream segment: • • 48,000-53,000 GEO sales 26,000-31,000 GEO ending inventory • Full year fiscal 2021: • • $590-640/GEO DD&A2 19-23% effective tax rate 9 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021

Fiscal Q2 Liquidity • ~$1.2B of liquidity available at December 31, 2020 • Additional $50M repaid on revolving credit facility on January 4, 2021 • $212M advance payment for Khoemacau 80% base silver stream complete payment on January 6, 2021 after $32.6M • KCM • • option to elect further commitments from Royal Gold through: Further advance payments (up to $53M for up to 20% additional silver stream), and/or Subordinated debt facility (up to $25M) 10 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021 December 31, 2020 Amount (US$ M) Undrawn revolving credit facility 800 Working capital 393 Total available liquidity $1,193

Endnotes 1. Adjusted net income, adjusted net income per share and net cash/debt are non-GAAP financial measures. See Schedule A to the accompanying press release dated February 3, 2021 for more information. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period. Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely on this information. Unless noted otherwise, all information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 2. 3. 4. 11 ROYAL GOLD, INC. | FISCAL Q2 2021 RESULTS | FEBRUARY 4, 2021

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